UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of Earliest Event Reported): February 16, 2021

REXNORD CORPORATION
(Exact name of registrant as specified in its charter)

Delaware		001-35475	20-5197013
(State or Other Jurisdiction of Incorporation or Organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

511 W. Freshwater Way			53204
Milwaukee,	Wisconsin
(Address of Principal Executive Offices)			(Zip Code)

(414) 643-3739
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock $.01 par value	RXN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
On February 16, 2021, Rexnord Corporation (“Rexnord” or the “Company”) and Regal Beloit Corporation (“Regal Beloit”) issued a joint press release announcing the execution of an Agreement and Plan of Merger (the “Merger Agreement”) by and among Rexnord, Land Newco, Inc., a wholly-owned indirect subsidiary of Rexnord, Regal Beloit, and [Merger Sub], a wholly-owned subsidiary of Regal Beloit. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
On February 16, 2021, Rexnord and Regal Beloit held a joint investor conference call to discuss the Merger Agreement. A copy of the joint presentation presented during the call is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Forward-Looking Statements
This communication contains certain “forward-looking statements” including statements regarding the anticipated timing and benefits of the transaction with Regal Beloit (the “Transaction”). The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained herein are based on Rexnord’s current expectations and beliefs concerning future developments and their potential effects, but there can be no assurance that these will be as anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of Rexnord) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These factors include, among others: the inability to complete the Transaction; the inability to recognize the anticipated benefits of the proposed Transaction, including due to the failure to receive required security holder approvals, or the failure of other closing conditions; and costs related to the proposed Transaction. Except as required by law, Rexnord does not undertake any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Additional Information about the Transaction and Where to Find It
In connection with the Transaction, we and Regal Beloit intend to file relevant materials with the Securities and Exchange Commission (“SEC”), that will include a proxy statement/information statement/prospectus relating to the Transaction. SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/INFORMATION STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT REXNORD, REGAL BELOIT AND THE TRANSACTION. A definitive proxy statement will be sent to stockholders of Rexnord seeking approval of the Transaction. The documents relating to the Transaction (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge by contacting us (414) 643-3739, or 511 W. Freshwater Way Milwaukee, Wisconsin 53204.

Participants in the Solicitation
This communication is not a solicitation of a proxy from any security holder. Rexnord, Regal Beloit and their respective directors, executive officers, other members of management and employees may be deemed to be participants in the solicitation of proxies from Rexnord’s stockholders in connection with the Transaction. Information regarding the names and interests in the proposed transaction of Rexnord’s directors and officers is contained Rexnord’s filings with the SEC. Additional information regarding the interests of potential participants in the solicitation process will also be included in the proxy statement/information statement/prospectus relating to the Transaction and other relevant documents when they are filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Item  9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description

99.1	Joint Press Release, dated February 16, 2021

99.2	Joint Investor Presentation, dated February 16, 2021

104	Cover Page Inline XBRL data

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Rexnord Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 16th day of February, 2021.

REXNORD CORPORATION

By:	/S/ Mark W. Peterson
Mark W. Peterson
Senior Vice President and Chief Financial Officer

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